Intangible assets	12 Months Ended
Dec. 31, 2022
Goodwill and Intangible Assets Disclosure [Abstract]
Intangible assets
7.	Intangible assets

The Company’s intangible assets with definite useful lives primarily consisted of licensed software, which are for sales or support the Company’s business and operation. The following table summarizes the components of acquired intangible asset balances.

	2022	2021
	In thousands of USD
Software	$11,689	$9,631
Less: accumulated amortization	(7,167)	(5,763)
Intangible assets, net	$4,522	$3,868

Amortization expense recognized in cost of revenues for the years ended December 31, 2022, 2021 and 2020 amounted to approximately $1.94 million, $1.77 million and $1.42 million, respectively. Amortization expense recognized in general and administrative expenses for the years ended December 31, 2022, 2021 and 2020 amounted to approximately $0.02 million, $0.02 million and $0.02 million, respectively. The weighted average amortization period for licensed software is approximately 5.26 years, 5.28 years and 5.04 years as of December 31, 2022, 2021 and 2020, respectively.

The Company has no pledged intangible assets as of December 31, 2022 and 2021.

The Company did not recognize any impairment loss on intangible asset for the years ended December 31, 2022, 2021 and 2020.

The future amortization expense of the intangible assets for the twelve months ending December 31 of the following years is expected as follows:

Year ending December 31,	Amortization expenses
In thousands of USD
2023	$2,080
2024	883
2025	792
2026	576
2027	191
Total	$4,522